UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 10, 2008

SUMMIT DENTAL CLINICS, INC.

(Exact Name of small business issuer as specified in its charter)

Delaware

(State of Incorporation)

000-32295

(Commission File No.)

95-4735254

(IRS Employer ID Number)

5230 Dundas St. W., Toronto, ON, M9B 1A8

(Address of principal executive offices)

(416) 489-2154

(Registrant's telephone number, including area code)

SIGNATURE HORIZONS GROUP, INC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On May 20, 2008, the board of directors of Signature Horizons Group, Inc. (“Signature”) approved an amendment to Signtaure's articles of incorporation to change the name of the corporation from "Signature Horizons Group, Inc." to "Summit Dental Clinics, Inc.".  The name change amendment was approved by the board of directors and by a majority of the shareholders.  The name change amendment was filed with the Secretary of State of Delaware and became effective on June 10, 2008.

Item 8.01  Other Events

Effective July 21, 2008, the Company started to trade with a new ticker symbol of “SUMM” for the name change from Signature Horizons Group, Inc. to Summit Dental Clinics, Inc. and the one thousand (1,000) to one (1)

reverse split of all outstanding common shares.  The reverse split of the Company’s issued and outstanding common shares is payable upon surrender of existing certificates to the Company’s transfer agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Summit Dental Clinics, Inc..

By:  /s/ AJ Gupta

AJ Gupta

President

Date: November 10, 2008

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